UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2025

Mr. Cooper Group Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14667	91-1653725
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8950 Cypress Waters Blvd.

Coppell, TX 75019

(Address of Principal Executive Offices, and Zip Code)

Registrant’s Telephone Number, Including Area Code: (469) 549-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COOP	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 3, 2025, Mr. Cooper Group Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) in connection with the proposed acquisition (the “Merger”) of the Company by Rocket Companies, Inc. (“Rocket”), as disclosed in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on July 31, 2025. The following is a summary of the matters voted upon at the Special Meeting and the voting results for each such matter.

Proposal 1: The Merger Proposal

Stockholders approved the proposal to adopt the Agreement and Plan of Merger, dated as of March 31, 2025, by and among Rocket, Maverick Merger Sub, Inc., Maverick Merger Sub 2, LLC and the Company.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
50,553,665.02	23,017.00	123,555.00	0.00

Proposal 2: The Merger-Related Compensation Proposal

Stockholders approved the proposal to approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise related to the Merger.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
30,630,560.02	19,810,669.00	259,008.00	0.00

Approval of the Merger-Related Compensation Proposal is not a condition to the completion of the Merger, and the vote with respect to such proposal was advisory only and will not be binding on the Company or Rocket.

Item 8.01. Other Events.

On September 3, 2025, the Company issued a press release announcing the results of the Special Meeting, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated September 3, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2025	Mr. Cooper Group Inc.

	By:	/s/ Kurt Johnson
Kurt Johnson
Executive Vice President & Chief Financial Officer